UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-21969

                                 The GDL Fund

(Exact name of registrant as specified in charter)

One Corporate Center

                           Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                                 Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The GDL Fund

Annual Report — December 31, 2016

(Y)our Portfolio Management Team

Mario J. Gabelli, CFA	Ryan N. Kahn, CFA	Gian Maria Magrini, CFA	Geoffrey P. Astle
Chief Investment Officer	Analyst	Analyst	Analyst
	BS, Babson College	BS, Fordham University	BS, Fairfield University

To Our Shareholders,

For the year ended December 31, 2016, the net asset value (“NAV”) total return of The GDL Fund was 5.1%, compared with a total return of 0.3% for the Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index. The total return for the Fund’s publicly traded shares was 4.8%. The Fund’s NAV per share was $11.88, while the price of the publicly traded shares closed at $9.84 on the New York Stock Exchange (“NYSE”). See below for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2016.

Comparative Results

Average Annual Returns through December 31, 2016 (a) (Unaudited)
	1 Year	3 Year	5 Year	Since Inception (01/31/07)
GDL Fund
NAV Total Return (b)	5.09%	3.31%	4.13%	3.01%
Investment Total Return (c)	4.79	2.93	4.82	1.67
Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index	0.33	0.14	0.12	0.76

(a)

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into the outstanding Treasury Bill that matures closest to, but not beyond three months from the re-balancing date. To qualify for selection, an issue must have settled on or before the re-balancing (month end) date. Dividends are not reinvested for the Bank of America Merrill Lynch 3 Month U.S. Treasury Bill Index. You cannot invest directly in an index.

(b)

Total returns and average annual returns reflect changes in the NAV per share and reinvestment of distributions at NAV on the ex-dividend date and are net of expenses. Since inception return is based on an initial NAV of $19.06.

(c)	Total returns and average annual returns reflect changes in closing market values on the NYSE and reinvestment of distributions. Since inception return is based on an initial offering price of $20.00.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of December 31, 2016:

The GDL Fund

Long Positions
U.S. Government Obligations	37.8%
Health Care	10.3%
Energy and Utilities	9.3%
Food and Beverage	4.9%
Telecommunications	4.1%
Computer Software and Services	4.0%
Financial Services	3.8%
Electronics	3.6%
Retail	3.4%
Building and Construction	3.0%
Specialty Chemicals	2.7%
Automotive: Parts and Accessories	2.5%
Cable and Satellite	2.2%
Consumer Products and Services	2.0%
Semiconductors	1.3%
Entertainment	1.2%
Computer Hardware	0.8%
Wireless Communications	0.6%
Metals and Mining	0.6%
Machinery	0.5%
Business Services	0.5%

Diversified Industrial	0.3%
Publishing	0.2%
Aerospace	0.1%
Transportation	0.1%
Hotels and Gaming	0.1%
Equipment and Supplies	0.1%
Real Estate	0.0	%*
Educational Services	0.0	%*
	100.0%

Short Positions
Health Care	(1.8)%
Broadcasting	(0.5)%
Entertainment	(0.1)%
Financial Services	(0.0	)%**
	(2.4)%

*	Amount represents less than 0.05%
**	Amount represents less than (0.05)%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554).The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The GDL Fund

Schedule of Investments — December 31, 2016

Shares		Cost	Market Value
	COMMON STOCKS — 61.7%
	Aerospace — 0.1%
9,500	B/E Aerospace Inc.	$565,809	$571,805

	Automotive: Parts and Accessories — 2.5%
4,775	Adient plc†	224,425	279,815
37,000	Calsonic Kansei Corp.	570,452	566,357
110,000	CLARCOR Inc.	9,052,800	9,071,700
15,100	Federal-Mogul Holdings Corp.†	124,400	155,681

		9,972,077	10,073,553

	Building and Construction — 3.0%
20,000	Fortune Brands Home & Security Inc.	939,189	1,069,200
200,000	Headwaters Inc.†	4,717,962	4,704,000
47,750	Johnson Controls International plc	1,671,605	1,966,823
35,414	Lennar Corp., Cl. B	1,242,454	1,221,783
264	Norbord Inc., New York	5,616	6,666
2,536	Norbord Inc., Toronto	53,958	64,051
117,000	WCI Communities Inc.†	2,741,310	2,743,650

		11,372,094	11,776,173

	Business Services — 0.5%
16,500	Brammer plc	34,149	33,603
92,138	Clear Channel Outdoor Holdings Inc., Cl. A	459,491	465,297
87,000	exactEarth Ltd.†	249,767	136,722
3,000	Funespana SA†	27,182	20,211
500	G & K Services Inc., Cl. A	48,373	48,225
175,000	GrainCorp Ltd., Cl. A	1,973,125	1,207,323
16,500	Lavendon Group plc	39,910	53,684
100	Patriot National Inc.†	968	465

		2,832,965	1,965,530

	Cable and Satellite — 2.2%
129,500	Crown Media Holdings Inc., Cl. A†	657,814	653,975
27,628	Liberty Global plc, Cl. A†	970,645	845,140
60,000	Liberty Global plc, Cl. C†	2,044,490	1,782,000
14,000	Liberty Global plc LiLAC, Cl. A†	387,636	307,440
31,000	Liberty Global plc LiLAC, Cl. C†	857,192	656,270
220,000	Sky plc	2,469,203	2,686,895
20,000	Time Warner Inc.	1,759,218	1,930,600

		9,146,198	8,862,320

	Computer Hardware — 0.8%
250,000	Brocade Communications Systems Inc.	3,096,276	3,122,500
500	Data Modul AG	15,606	25,790

		3,111,882	3,148,290

	Computer Software and Services — 4.0%
18,000	Ausy†	1,091,557	1,039,285
750,883	Datalink Corp.†	8,447,794	8,454,943

Shares		Cost	Market Value

1,672	Dell Technologies Inc., Cl. V†	$75,353	$91,904
16,500	Digi International Inc.†	221,560	226,875
200	InterXion Holding NV†	6,505	7,014
34,000	Intralinks Holdings Inc.†	444,715	459,680
107,513	Mentor Graphics Corp.	3,913,192	3,966,155
42,000	Yahoo! Inc.†	968,323	1,624,140

		15,168,999	15,869,996

	Consumer Products and Services — 2.0%
20,000	Avon Products Inc.†	143,301	100,800
1,000	Bang & Olufsen A/S†	10,516	11,327
320,000	LifeLock Inc.†	7,643,439	7,654,400

		7,797,256	7,766,527

	Diversified Industrial — 0.3%
15,000	ITT Inc.	482,155	578,550
45,000	Myers Industries Inc.	499,454	643,500
3,200	SLM Solutions Group AG†	110,664	109,476

		1,092,273	1,331,526

	Educational Services — 0.0%
44,000	Corinthian Colleges Inc.†	51,384	44

	Electronics — 3.6%
190,000	Alliance Semiconductor Corp.†	934,838	150,195
85,900	Axis Communications AB	3,441,368	3,211,374
75,000	Bel Fuse Inc., Cl. A	1,962,555	1,898,250
80,000	Harman International Industries Inc.	8,834,225	8,892,800

		15,172,986	14,152,619

	Energy and Utilities — 9.3%
4,000	Alerion Cleanpower SpA	10,966	12,548
170,000	Alvopetro Energy Ltd.†	152,166	29,755
3,500	Avangrid Inc.	135,625	132,580
500,000	Columbia Pipeline Partners LP	8,539,047	8,575,000
400	Dee Valley Group plc	8,624	8,923
72,000	Endesa SA	1,799,401	1,525,295
500	Etablissements Maurel et Prom†	2,185	2,221
60,000	Gas Natural Inc.	750,328	753,000
460,000	Gulf Coast Ultra Deep Royalty Trust†	704,764	66,700
50,000	Noble Energy Inc.	1,972,132	1,903,000
10,000	NRG Energy Inc.	229,472	122,600
492,313	The Empire District Electric Co.	16,797,057	16,782,950
120,000	Westar Energy Inc.	6,769,781	6,762,000
50,000	WesternZagros Resources Ltd.†	120,491	3,165
35,000	Whiting Petroleum Corp.†	675,783	420,700

		38,667,822	37,100,437

	Entertainment — 1.2%
10,680	AMC Entertainment Holdings Inc., Cl. A	369,519	359,373
225,000	Media General Inc.†	3,807,673	4,236,750

See accompanying notes to financial statements.

The GDL Fund

Schedule of Investments (Continued) — December 31, 2016

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Entertainment (Continued)
2,000	SFX Entertainment Inc.†	$1,881	$0

		4,179,073	4,596,123

	Equipment and Supplies — 0.1%
2,500	The Middleby Corp.†	19,758	322,025

	Financial Services — 3.8%
6,500	Allied World Assurance Co. Holdings AG	334,129	349,115
50,000	Astoria Financial Corp.	818,965	932,500
8,000	BB&T Corp.	321,418	376,160
290,000	Delta Lloyd NV	1,618,815	1,623,118
85,000	Endurance Specialty Holdings Ltd.	7,841,464	7,854,000
100,000	EverBank Financial Corp.	1,942,789	1,945,000
60,000	Navient Corp.	953,334	985,800
8,000	Nordnet AB, Cl. B	33,598	32,753
4,000	PrivateBancorp Inc.	209,620	216,760
60,000	SLM Corp.†	378,899	661,200
900	Topdanmark A/S†	25,606	22,849

		14,478,637	14,999,255

	Food and Beverage — 4.9%

2,600,000	Parmalat SpA	8,417,120	8,106,697
1,600,000	Premier Foods plc†	1,094,124	921,841
15,000	Snyder’s-Lance Inc.	491,250	575,100
500	The Hershey Co.	49,906	51,715
170,000	The WhiteWave Foods Co.†	9,492,352	9,452,000
2,500,000	Yashili International Holdings Ltd.	1,129,462	480,366

		20,674,214	19,587,719

	Health Care — 10.1%
1,400	Actelion Ltd.†	272,845	303,152
95,000	Alere Inc.†	5,007,219	3,702,150
3,500	Allergan plc†	752,764	735,035
68,000	AstraZeneca plc, ADR	2,689,557	1,857,760
5,500	Cigna Corp.	778,059	733,645
17,000	Constellation Healthcare Technologies, Inc.†	48,442	47,978
3,000	Depomed Inc.†	65,509	54,060
2,600	Humana Inc.	470,103	530,478
1,000	ICU Medical Inc.†	58,368	147,350
4,000	Illumina Inc.†	360,787	512,160
6,000	Mylan NV†	303,180	228,900
18,000	Rhoen Klinikum AG	400,481	486,200
15,000	Smith & Nephew plc	154,293	225,715
7,500	Smith & Nephew plc, ADR	275,034	225,600
219,000	St. Jude Medical Inc.	17,498,461	17,561,610
200,000	Team Health Holdings Inc.†	8,522,768	8,690,000
298,267	Universal American Corp.†	2,971,314	2,967,757

Shares		Cost	Market Value
19,000	Vascular Solutions Inc.†	$1,060,264	$1,065,900

		41,689,448	40,075,450

	Hotels and Gaming — 0.1%
27,000	Belmond Ltd., Cl. A†	298,850	360,450
1,000	MGM Resorts International†	2,620	28,830

		301,470	389,280

	Machinery — 0.5%
19,000	CNH Industrial NV	136,721	165,303
600	KUKA AG†	73,966	72,538
38,000	Xylem Inc.	1,579,224	1,881,760

		1,789,911	2,119,601

	Metals and Mining — 0.6%
75,001	Alamos Gold Inc., Cl. A	1,125,584	513,007
35,504	AuRico Metals Inc.†	18,895	26,708
15,000	Joy Global Inc.	412,950	420,000
1,000	Osisko Gold Royalties Ltd., New York	13,702	9,720
2,000	Osisko Gold Royalties Ltd., Toronto	27,404	19,528
12,000	Vulcan Materials Co.	740,173	1,501,800

		2,338,708	2,490,763

	Publishing — 0.2%
136,000	Great Wall Pan Asia Holdings Ltd.	48,079	33,059
27,000	The E.W. Scripps Co., Cl. A†	562,238	521,910
4,000	tronc Inc.	45,960	55,480

		656,277	610,449

	Real Estate — 0.0%
3,000	conwert Immobilien Invest SE	38,874	51,033

	Retail — 3.4%
9,883	Blue Nile Inc.	399,797	401,546
26,200	Cabela’s Inc.†	1,648,340	1,534,010
90,000	CST Brands Inc.	4,288,291	4,333,500
18,000	Office Depot Inc.	104,155	81,360
850,000	Rite Aid Corp.†	6,958,463	7,004,000

		13,399,046	13,354,416

	Semiconductors — 1.3%
33,800	AIXTRON SE†	137,319	110,261
1,000	Applied Micro Circuits Corp.†	8,205	8,250
39,000	Intersil Corp., Cl. A	843,098	869,700
200,000	InvenSense Inc.†	2,545,380	2,558,000
3,000	KLA-Tencor Corp.	195,441	236,040
14,000	NXP Semiconductors NV†	1,374,305	1,372,140

		5,103,748	5,154,391

	Specialty Chemicals — 2.7%
2,000	Ashland Global Holdings Inc.	18,071	218,580
200,000	Canexus Corp.	246,219	242,803

See accompanying notes to financial statements.

The GDL Fund

Schedule of Investments (Continued) — December 31, 2016

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Specialty Chemicals (Continued)
110,000	Chemtura Corp.†	$3,655,299	$3,652,000
1,500	Linde AG	249,071	246,479
1,500	Monsanto Co.	159,719	157,815
10,000	SGL Carbon SE†	215,421	88,002
10,500	Syngenta AG, ADR	913,949	830,025
52,000	The Valspar Corp.	5,465,026	5,387,720

		10,922,775	10,823,424

	Telecommunications — 4.1%
690,000	Asia Satellite Telecommunications Holdings Ltd.†	1,533,382	859,552
110,000	Inteliquent Inc.	2,516,046	2,521,200
200,000	Koninklijke KPN NV	613,090	592,434
58,000	Level 3 Communications Inc.†	3,262,328	3,268,880
1,000	Loral Space & Communications Inc.†	31,009	41,050
10,000	NeuStar Inc., Cl. A†	331,949	334,000
58,000	Sprint Corp.†	333,222	488,360
150,000	Telenet Group Holding NV†	7,771,973	8,324,386

		16,392,999	16,429,862

	Transportation — 0.1%
2,000	XPO Logistics Europe SA†	484,562	431,588

	Wireless Communications — 0.3%
24,000	T-Mobile US Inc.†	976,382	1,380,240

	TOTAL COMMON STOCKS	248,397,627	245,434,439

	RIGHTS — 0.5%

	Health Care — 0.2%
187,200	Adolor Corp., CPR, expire 07/01/19†	0	97,344
79,391	Ambit Biosciences Corp., CVR†	0	47,635
201,600	American Medical Alert Corp., CPR†	0	2,016
18,000	Chelsea Therapeutics International Ltd., CVR†	1,980	1,980
270,000	Durata Therapeutics Inc., CVR, expire 12/31/19†	0	0
229,178	Dyax Corp., CVR, expire 12/31/19†	0	254,388
100	Omthera Pharmaceuticals Inc., expire 12/31/49†	0	60
206,000	Synergetics USA Inc., CVR†	20,600	20,600
346,322	Teva Pharmaceutical Industries Ltd., CCCP, expire 02/20/23†	164,073	0
11,000	Tobira Therapeutics Inc.†	151,140	151,140
186,000	Trius Therapeutics, CVR†	0	24,180

		337,793	599,343

Shares		Cost	Market Value

	Retail — 0.0%
400,000	Safeway Casa Ley, CVR, expire 01/30/19†	$70,942	$152,000
400,000	Safeway PDC, CVR, expire 01/30/17†	3,407	8,000

		74,349	160,000

	Wireless Communications — 0.3%
470,000	Leap Wireless International Inc., CVR, expire 03/14/17†	1,102,230	1,184,400

	TOTAL RIGHTS	1,514,372	1,943,743

	WARRANTS — 0.0%
	Energy and Utilities — 0.0%
35,000	Kinder Morgan Inc., expire 05/25/17†	66,675	193

	Metals and Mining — 0.0%
850	HudBay Minerals Inc., expire 07/20/18†	962	288

	TOTAL WARRANTS	67,637	481

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 37.8%
$150,771,000	U.S. Treasury Bills, 0.386% to 0.662%††, 01/12/17 to 06/29/17(a)	150,600,214	150,594,150

TOTAL INVESTMENTS — 100.0%		$400,579,850	397,972,813

		Settlement Date	Unrealized Appreciation/ Depreciation
	FORWARD FOREIGN EXCHANGE CONTRACTS (b) — (0.1)%
3,600,000(c)	Deliver British Pounds in exchange for United States Dollars 4,449,906	01/27/17	9,730
21,500,000(d)	Deliver Euro Currency in exchange for United States Dollars 22,491,515	01/27/17	(174,159)
29,000,000(e)	Deliver Swedish Kronor in exchange for United States Dollars 3,153,329	01/27/17	(35,742)
200,000(f)	Deliver Swiss Francs in exchange for United States Dollars 195,372	01/27/17	(1,437)

	TOTAL FORWARD FOREIGN EXCHANGE CONTRACTS		(201,608)

See accompanying notes to financial statements.

The GDL Fund

Schedule of Investments (Continued) — December 31, 2016

Notional Amount		Termination Date	Unrealized Appreciation/ Depreciation

	EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENTS (g) — 0.0%

$ 890,362	E2V Technologies	12/14/17	$(9,602)
(262,000 Shares)

1,116	Gulf Keystone Petroleum Ltd.	06/28/17	(4)
(700 Shares)

247,896	Premier Foods plc	03/31/17	5,898
(440,500 Shares)

	TOTAL EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENTS		(3,708)

			Market Value
	SECURITIES SOLD SHORT — (2.4)%
	(Proceeds received $9,519,241)		(9,551,994)

Other Assets and Liabilities (Net)			(40,235,218)

PREFERRED STOCK
(2,624,025 preferred shares outstanding)			(131,201,250)

NET ASSETS — COMMON STOCK
(18,248,752 common shares outstanding)			$216,779,035

NET ASSET VALUE PER COMMON SHARE
($216,779,035 ÷ 18,248,752 shares outstanding)			$11.88

Shares		Proceeds	Market Value
	SECURITIES SOLD SHORT — (2.4)%
	Broadcasting — (0.5)%
27,980	Nexstar Broadcasting Group Inc., Cl. A	$1,354,384	$1,771,134

	Entertainment — (0.1)%
10,000	AMC Entertainment Holdings Inc., Cl. A	342,192	336,500

	Financial Services — (0.0)%
1,463	Canadian Imperial Bank of Commerce	121,026	119,381

	Health Care — (1.8)%
190,705	Abbott Laboratories	7,701,639	7,324,979

	TOTAL SECURITIES SOLD SHORT(h)	$9,519,241	$9,551,994

(a)	At December 31, 2016, $40,350,000 of the principal amount was pledged as collateral for securities sold short, equity contract for difference swap agreements, and forward foreign exchange contracts.

(b)	At December 31, 2016, the Fund had entered into forward foreign exchange contracts with State Street Bank and Trust Co.

(c)	Principal amount denoted in British Pounds.
(d)	Principal amount denoted in Euros.
(e)	Principal amount denoted in Swedish Kronor.
(f)	Principal amount denoted in Swiss Francs.

(g)	At December 31, 2016, the Fund had entered into equity contract for difference swap agreements with The Goldman Sachs Group, Inc.
(h)	At December 31, 2016, these proceeds are being held at Pershing LLC.

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

ADR	American Depositary Receipt

CCCP	Contingent Cash Consideration Payment
CVR	Contingent Value Right
CPR	Contingent Payment Right

See accompanying notes to financial statements.

The GDL Fund

Schedule of Investments (Continued) — December 31, 2016

Geographic Diversification	% of Market Value	Market Value

Long Positions
North America	86.6%	$344,623,647
Europe	10.6	41,988,058
Latin America	2.4	9,587,428
Asia/Pacific	0.3	1,207,323
Japan	0.1	566,357

Total Investments	100.0%	$397,972,813

Short Positions
North America	(2.4)%	$(9,551,994)

See accompanying notes to financial statements.

The GDL Fund

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investments, at value (cost $400,579,850)	$397,972,813
Foreign currency, at value (cost $6,055,328)	6,055,328
Cash	1,461,984
Deposit at brokers	7,228,606
Receivable for investments sold	2,540,609
Dividends receivable	157,085
Unrealized appreciation on forward foreign exchange contracts	9,730
Unrealized appreciation on swap contracts	5,898
Deferred offering expense	112,846

Total Assets	415,544,899

Liabilities:
Securities sold short, at value (proceeds $9,519,241)	9,551,994
Distributions payable	54,667
Payable for Fund shares redeemed	440,875
Payable for investments purchased	52,772,016
Payable for investment advisory fees	4,347,626
Payable for payroll expenses	53,724
Payable for accounting fees	7,500
Unrealized depreciation on forward foreign exchange contracts	211,338
Dividends payable on securities sold short	24,663
Unrealized depreciation on swap contracts	9,606
Series B Cumulative Preferred Shares, callable and mandatory redemption 03/26/18 (See Notes 2 and 5)	131,201,250
Other accrued expenses	90,605

Total Liabilities	198,765,864

Net Assets Attributable to Common Shareholders	$216,779,035

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$220,615,581
Undistributed net investment income	316,348
Distributions in excess of net realized gain on investments, securities sold short, swap contracts, and foreign currency transactions	(1,302,922)
Net unrealized depreciation on investments	(2,607,037)
Net unrealized depreciation on securities sold short	(32,753)
Net unrealized depreciation on swap contracts	(3,708)
Net unrealized depreciation on foreign currency translations	(206,474)

Net Assets	$216,779,035

Net Asset Value per Common Share:
($216,779,035 ÷ 18,248,752 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$11.88

Statement of Operations

For the Year Ended December 31, 2016

Investment Income:
Dividends (net of foreign withholding taxes of $31,977)	$3,359,507
Interest	871,372

Total Investment Income	4,230,879

Expenses:
Investment advisory fees	5,974,907
Interest expense on preferred shares	3,946,971
Dividend expense on securities sold short	184,281
Trustees’ fees	135,000
Payroll expenses	120,656
Offering expense for issuance of preferred shares	89,663
Shareholder communications expenses	89,634
Service fees for securities sold short (See Note 2)	68,066
Legal and audit fees	49,669
Accounting fees	45,000
Custodian fees	34,700
Shareholder services fees	18,721
Interest expense	5,199
Miscellaneous expenses	74,750

Total Expenses	10,837,217

Less:
Expenses paid indirectly by broker (See Note 3)	(3,644)
Advisory fee reduction on unsupervised assets (See Note 3)	(6,494)
Custodian fee credits	(1,949)

Total Credits and Reductions	(12,087)

Net Expenses	10,825,130

Net Investment Loss	(6,594,251)

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Swap Contracts, and Foreign Currency:
Net realized gain on investments	15,782,905
Net realized gain on securities sold short	52,846
Net realized loss on swap contracts	(1,268,202)
Net realized gain on foreign currency transactions	3,784,422

Net realized gain on investments, securities sold short, swap contracts, and foreign currency transactions	18,351,971

Net change in unrealized appreciation/depreciation:
on investments	(2,954,700)
on securities sold short	(72,394)
on swap contracts	106,627
on foreign currency translations	(439,669)

Net change in unrealized appreciation/depreciation on investments, securities sold short, swap contracts, and foreign currency translations	(3,360,136)

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Swap Contracts, and Foreign Currency	14,991,835

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$8,397,584

See accompanying notes to financial statements.

The GDL Fund

Statement of Changes in Net Assets Attributable to Common Shareholders

	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment loss	$(6,594,251)	$(6,680,278)
Net realized gain on investments, securities sold short, swap contracts, and foreign currency transactions	18,351,971	20,336,187
Net change in unrealized appreciation/depreciation on investments, securities sold short, swap contracts, and foreign currency translations	(3,360,136)	(5,509,072)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	8,397,584	8,146,837

Distributions to Common Shareholders:
Net realized short term gain	(3,921,266)	(3,623,632)
Net realized long term gain	(7,077,225)	(7,510,804)
Return of capital	(1,016,101)	(1,625,757)

Total Distributions to Common Shareholders	(12,014,592)	(12,760,193)

Fund Share Transactions:
Decrease from repurchase of common shares (includes transaction costs)	(12,562,913)	(7,321,259)

Decrease in Net Assets from Fund Share Transactions	(12,562,913)	(7,321,259)

Net Decrease in Net Assets Attributable to Common Shareholders	(16,179,921)	(11,934,615)

Net Assets Attributable to Common Shareholders:
Beginning of year	232,958,956	244,893,571

End of year (including undistributed net investment income of $316,348 and $0,respectively)	$216,779,035	$232,958,956

See accompanying notes to financial statements.

The GDL Fund

STATEMENT OF CASH FLOWS

For the Year Ended December 31, 2016

Net increase in net assets attributable to common shareholders resulting from operations	$8,397,584

Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash from Operating Activities:
Purchase of long term investment securities	(623,076,215)
Proceeds from sales of long term investment securities	625,090,172
Proceeds from short sales of investment securities	47,534,806
Purchase of securities to cover short sales	(45,915,009)
Net purchases of short term investment securities	(17,370,533)
Net realized gain on investments	(15,782,905)
Net realized gain on securities sold short	(52,846)
Net increase in unrealized depreciation on investments and swap contracts	2,848,073
Net amortization of discount	(599,614)
Net increase in unrealized depreciation on forward foreign exchange contracts	489,870
Net increase in unrealized depreciation on securities sold short	72,394
Decrease in deposit at broker	619,999
Increase in receivable for investments sold	(2,540,609)
Decrease in dividends receivable	101,802
Decrease in prepaid expenses	5,207
Decrease in deferred offering expense	86,818
Increase in other receivable	(357)
Increase in payable for investments purchased	49,533,911
Increase in payable for investment advisory fees	537,063
Decrease in payable for payroll expenses	(4,462)
Decrease in payable for dividends payable on securities sold short	(2,871)
Increase in distributions payable	10,933
Increase in other accrued expenses	13,763

Net cash provided by operating activities:	29,996,974

Net decrease in net assets resulting from financing activities:
Distributions to Common Shareholders	(12,014,592)
Increase in payable for Fund shares redeemed	308,018
Decrease from repurchase of common shares	(12,562,913)

Net cash used in financing activities	(24,269,487)

Net increase in cash	5,727,487

Cash (including foreign currency):
Beginning of year	1,789,825

End of period	$7,517,312

Supplemental disclosure of cash flow information:
Interest paid on preferred shares	$3,936,038
Interest paid on bank overdrafts	$5,199

See accompanying notes to financial statements.

The GDL Fund

Financial Highlights

Selected data for a common share of beneficial interest outstanding throughout each year:

	Year Ended December 31,
	2016		2015		2014	2013	2012
Operating Performance:
Net asset value, beginning of year	$11.93		$12.10		$12.78	$13.26	$13.94

Net investment loss	(0.36)		(0.44)		(0.26)	(0.33)	(0.46)
Net realized and unrealized gain on investments, securities sold short, swap contracts, written options, and foreign currency transactions	0.84		0.85		0.33	1.13	1.06

Total from investment operations	0.48		0.41		0.07	0.80	0.60

Distributions to Common Shareholders:
Net investment income	—		—		(0.06)	—	(0.08)
Net realized gain	(0.59)		(0.56)		(0.53)	(0.28)	—
Return of capital	(0.05)		(0.08)		(0.21)	(1.00)	(1.20)

Total distributions to common shareholders	(0.64)		(0.64)		(0.80)	(1.28)	(1.28)

Common Share Transactions:
Increase in net asset value from repurchase of common shares	0.11		0.06		0.05	0.00 (a)	0.00 (a)

Net Asset Value, End of Year	$11.88		$11.93		$12.10	$12.78	$13.26

NAV total return †	5.09%		3.95%		0.94%	6.31%	4.44%

Market value, end of year	$9.84		$10.01		$10.23	$11.02	$11.42

Investment total return ††	4.79%		4.12%		(0.07)%	7.79%	7.67%

Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of year (in 000’s)	$347,980		$364,160		$381,126	$404,984	$422,956
Net assets attributable to common shares, end of year (in 000’s)	$216,779		$232,959		$244,894	$268,751	$278,968
Ratio of net investment loss to average net assets attributable to common shares including interest and offering costs(b)	(2.94)%		(2.75)%		(1.38)%	(2.50)%	(3.33)%
Ratio of operating expenses excluding the effect of dividends and service fees on securities sold short to average net assets attributable to common shares(c)(d)	4.72	%(e)	4.23	%(e)	2.99%	4.76%	4.58%
Portfolio turnover rate	284%		268%		315%	319%	335%
Series B Cumulative Preferred Shares (f)
Liquidation value, end of year (in 000’s)	$131,201		$131,201		$136,232	$136,232	$143,988
Total shares outstanding (in 000’s)	2,624		2,624		2,725	2,725	2,880
Liquidation preference per share	$50.00		$50.00		$50.00	$50.00	$50.00
Average market value(g)	$50.51		$50.30		$50.36	$50.41	$50.63
Asset coverage per share	$132.61		$138.78		$139.88	$148.64	$146.87
Asset coverage	265%		278%		280%	297%	294%

†	Based on net asset value per share, adjusted for reinvestment of distributions at prices at the net asset value per share on the ex-dividend dates.
††	Based on market value per share, adjusted for reinvestment of distributions at prices obtained under the Fund’s dividend reinvestment plan.
(a)	Amount represents less than $0.005 per share.
(b)	The Fund incurred interest expense during all periods presented. Interest expense on Preferred Shares relate to the $50 Series B Preferred Shares through December 31, 2016 (see Footnotes 2 and 5).
(c)

Ratio of operating expenses including interest, dividends and service fees on securities sold short, and offering costs to average net assets attributable to common shares for the years ended December 31, 2016, 2015, 2014, 2013, and 2012 would have been 4.84%, 4.43%, 3.07%, 4.80%, and 4.66%, respectively.

(d)

Ratio of operating expenses excluding interest, dividends and service fees on securities sold short, and offering costs to average net assets attributable to common shares for the years ended December 31, 2016, 2015, 2014, 2013, and 2012, would have been 2.92%, 2.87%, 1.35%, 3.22%, and 2.58%, respectively.

(e)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended December 31, 2016 and 2015, there was no impact on the expense ratios.
(f)	Series B Cumulative Preferred Shares were first issued on April 15, 2011.
(g)	Based on weekly prices.

See accompanying notes to financial statements.

The GDL Fund

Notes to Financial Statements

1. Organization. The GDL Fund currently operates as a diversified closed-end management investment company organized as a Delaware statutory trust on October 17, 2006 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Investment operations commenced on January 31, 2007.

The Fund’s primary investment objective is to achieve absolute returns in various market conditions without excessive risk of capital. The Fund will seek to achieve its objective by investing primarily in merger arbitrage transactions and, to a lesser extent, in corporate reorganizations involving stubs, spin-offs, and liquidations. The Fund will invest at least 80% of its assets, under normal market conditions, in securities or hedging arrangements relating to companies involved in corporate transactions or reorganizations, giving rise to the possibility of realizing gains upon or within relatively short periods of time after the completion of such transactions or reorganizations.

The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

The GDL Fund

Notes to Financial Statements (Continued)

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of December 31, 2016 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/16
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Cable and Satellite	$8,208,345	—	$653,975	$8,862,320
Educational Services	—	—	44	44
Electronics	14,002,424	$150,195	—	14,152,619
Entertainment	4,596,123	—	0	4,596,123
Real Estate	—	51,033	—	51,033
Other Industries (a)	217,772,300	—	—	217,772,300
Total Common Stocks	244,579,192	201,228	654,019	245,434,439
Rights (a)	—	160,000	1,783,743	1,943,743
Warrants (a)	481	—	—	481
U.S. Government Obligations	—	150,594,150	—	150,594,150
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$244,579,673	$150,955,378	$2,437,762	$397,972,813
LIABILITIES (Market Value):
Common Stocks Sold Short (a)	$(9,551,994)	—	—	$(9,551,994)
TOTAL INVESTMENTS IN SECURITIES - LIABILITIES	$(9,551,994)	—	—	$(9,551,994)

The GDL Fund

Notes to Financial Statements (Continued)

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/16
OTHER FINANCIAL INSTRUMENTS:*
ASSETS (Unrealized Appreciation):
FORWARD CURRENCY EXCHANGE CONTRACTS
Forward Foreign Exchange Contracts	—	$9,730	—	$9,730
EQUITY CONTRACTS
Contract for Difference Swap Agreements	—	5,898	—	5,898
LIABILITIES (Unrealized Depreciation):
FORWARD CURRENCY EXCHANGE CONTRACTS	—	(211,338)	—	(211,338)
Forward Foreign Exchange Contracts	—	—	—	—
EQUITY CONTRACTS
Contract for Difference Swap Agreements	—	(9,606)	—	(9,606)
TOTAL OTHER FINANCIAL INSTRUMENTS:	—	$(205,316)	—	$(205,316)

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.
*	Other financial instruments are derivatives reflected in the SOI, such as options, futures, forwards, and swaps, which may be valued at the unrealized appreciation/depreciation of the instrument.

The Fund did not have material transfers among Level 1, Level 2, and Level 3 during the year ended December 31, 2016. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance as of 12/31/15	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ depreciation	Purchases	Sales	Transfers into Level 3†	Transfers out of Level 3†	Balance as of 12/31/16	Net change in unrealized appreciation/ depreciation during the period on Level 3 investments still held at 12/31/16††
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Cable and Satellite	—	—	—	$ (3,839)	$657,814	—	—	—	$653,975	$(3,839)
Entertainment	—	—	—	(380)	—	—	$380	—	0	(380)
Educational Services	$ 42	—	—	2	—	—	—	—	44	2
Health Care	192,500	—	—	(192,500)	—	$ 0	—	—	—	—
Publishing	33,079	—	—	—	—	—	—	(33,079)	—	—
Total Common Stocks	225,621	—	—	(196,717)	657,814	—	380	(33,079)	654,019	(4,217)

The GDL Fund

Notes to Financial Statements (Continued)

	Balance as of 12/31/15	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ depreciation	Purchases	Sales	Transfers into Level 3†	Transfers out of Level 3†	Balance as of 12/31/16	Net change in unrealized appreciation/ depreciation during the period on Level 3 investments still held at 12/31/16††
Rights:
Energy and Utilities	$0	—	$0	—		$0	—	—	—	—
Health Care	636,010	—	(215,674)	$27,867	$151,140	0	—	—	$599,343	$27,637
Retail	199,520	—	—	—	—	—	—	$(199,520)	—	—
Wireless Communications	1,184,400	—	—	—	—	—	—	—	1,184,400	—
Total Rights	2,019,930	—	(215,674)	27,867	151,140	0	—	(199,520)	1,783,743	27,637
TOTAL INVESTMENTS IN SECURITIES	$2,245,551	—	$(215,674)	$(168,850)	$808,954	$0	$380	$(232,599)	$2,437,762	$23,420

†	The Fund’s policy is to recognize transfers into and out of Level 3 as of the beginning of the reporting period.
††	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.

The following tables summarize the valuation techniques used and unobservable inputs utilized to determine the value of certain of the Fund’s Level 3 investments as of December 31, 2016:

Description	Balance at 12/31/16	Valuation Technique	Unobservable Input	Range
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$654,019	Last available closing price	Discount Range	0%
Rights (a)	1,783,743	Last available closing price	Discount Range	0%

	$2,437,762

(a)	Includes fair value securities of investments developed using various valuation techniques and unobservable inputs.

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount Range	Decrease	Increase

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable

The GDL Fund

Notes to Financial Statements (Continued)

securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Merger Arbitrage Risk. The principal risk associated with the Fund’s investment strategy is that certain of the proposed reorganizations in which the Fund invests may involve a longer time frame than originally contemplated or be renegotiated or terminated, in which case losses may be realized. The Fund invests all or a portion of its assets to seek short term capital appreciation. This can be expected to increase the portfolio turnover rate and cause increased brokerage commission costs.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

The Fund’s derivative contracts held at December 31, 2016, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

The GDL Fund

Notes to Financial Statements (Continued)

Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time an equity contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements.

The Fund has entered into equity contract for difference swap agreements with The Goldman Sachs Group, Inc. Details of the swaps at December 31, 2016 are reflected within the Schedule of Investments and further details are as follows:

Notional Amount	Equity Security Received	Interest Rate/Equity Security Paid	Termination Date	Net Unrealized Appreciation/ (Depreciation)
	Market Value Appreciation on:	One Month LIBOR plus 90 bps plus Market Value Depreciation on:
$890,362 (262,000 Shares)	E2V Technologies	E2V Technologies	12/14/2017	$(9,602)
$1,116 (700 Shares)	Gulf Keystone Petroleum Ltd.	Gulf Keystone Petroleum Ltd.	6/28/2017	(4)
$247,896 (440,500 Shares)	Premier Foods plc	Premier Foods plc	3/31/2017	5,898

				$(3,708)

The Fund’s volume of activity in equity contract for difference swap agreements during the year ended December 31, 2016 had an average monthly notional amount of approximately $10,574,828.

At December 31, 2016, the value of equity contract for difference swap agreements can be found in the Statement of Assets and Liabilities under Assets, Unrealized appreciation on swap contracts, and under Liabilities, Unrealized depreciation on swap contracts. For the year ended December 31, 2016, the effect of equity contract for difference swap agreements can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Swap Contracts, and Foreign Currency, Net realized loss on swap contracts and Net change in unrealized appreciation/depreciation on swap contracts.

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The GDL Fund

Notes to Financial Statements (Continued)

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. Forward foreign exchange contracts at December 31, 2016 are reflected within the Schedule of Investments. The Fund’s volume of activity in forward foreign exchange contracts during the year ended December 31, 2016 had an average monthly notional amount of approximately $64,097,462.

At December 31, 2016, the value of forward foreign exchange contracts can be found in the Statement of Assets and Liabilities under Assets, Unrealized appreciation on forward foreign exchange contracts, and under Liabilities, Unrealized depreciation on forward foreign exchange contracts. For the year ended December 31, 2016, the effect of forward foreign exchange contracts can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, Swap Contracts, and Foreign Currency, within Net realized gain on foreign currency transactions and Net change in unrealized appreciation/depreciation on foreign currency translations.

Options. The Fund may purchase or write call or put options on securities or indices for the purpose of increasing the income of the Fund. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at the expiration date, but only to the extent of the premium paid.

If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security. In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money,” and “out-of-the-money,” respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable, decline, or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions. At December 31, 2016, the Fund did not hold any written options contracts.

The GDL Fund

Notes to Financial Statements (Continued)

At December 31, 2016, the Fund’s derivative assets and liabilities (by type) are as follows:

	Gross Amounts of Recognized Assets Presented in the Statement of Assets and Liabilities	Gross Amounts Available for Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Assets
Equity Contract for Difference Swap Agreements	$5,898	$(5,898)	—
Forward Foreign Exchange Contracts	$9,730	$(9,730)	—

Total	$15,628	$(15,628)	—

	Gross Amounts of Recognized Liabilities Presented in the Statement of Assets and Liabilities	Gross Amounts Available for Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Liabilities
Equity Contract for Difference Swap Agreements	$9,606	(5,898)	$3,708
Forward Foreign Exchange Contracts	211,338	$(9,730)	201,608

Total	$220,944	$(15,628)	$205,316

The following tables present the Fund’s derivative assets and liabilities by counterparty net of the related collateral segregated by the Fund for the benefit of the counterparty as of December 31, 2016:

Net Amounts Not Offset in the Statement of Assets and Liabilities
	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Counterparty
State Street Bank and Trust Co.	$ 201,608	$ (201,608)	—	—
The Goldman Sachs Group, Inc.	3,708	(3,708)	—	—

Total	$ 205,316	$ (205,316)	—	—

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (“CFTC”). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a

The GDL Fund

Notes to Financial Statements (Continued)

commodity pool operator under the CEA. In addition, certain trading restrictions are now applicable to the Fund as of January 1, 2013. These trading restrictions permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. Securities sold short and details of collateral at December 31, 2016 are reflected within the Schedule of Investments. For the year ended December 31, 2016, the Fund incurred $68,066 in service fees related to its investment positions sold short and held by the broker. These amounts are included in the Statement of Operations under Expenses, Service fees for securities sold short.

Series B Cumulative Preferred Shares. For financial reporting purposes only, the liquidation value of preferred shares that have a mandatory call date is classified as a liability within the Statement of Assets and Liabilities and the dividends paid on these preferred shares are included as a component of “Interest expense on preferred shares” within the Statement of Operations. Offering costs are amortized over the life of the preferred shares.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade

The GDL Fund

Notes to Financial Statements (Continued)

date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and, accordingly, the Board will monitor their liquidity. At December 31, 2016, the Fund did not hold restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 110% of the 90 day U.S. Treasury Bill rate on outstanding balances. This amount, if any, would be included in the Statement of Operations, Interest expense

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. See Series B Cumulative Preferred Shares above for discussion of GAAP treatment. The distributions on these Preferred Shares are

The GDL Fund

Notes to Financial Statements (Continued)

treated as dividends for tax purposes. These differences are also due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the tax treatment of currency gains and losses, recharacterization of dividends, and the reclass of swaps. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2016, reclassifications were made to increase undistributed net investment income by $6,938,089 and increase distributions in excess of net realized gain on investments, securities sold short, swap contracts, and foreign currency transactions by $6,187,701, with an offsetting adjustment to paid-in capital.

The Fund declared and paid quarterly distributions from net investment income, capital gains, and paid-in capital. The actual sources of the distribution are determined after the end of the year. To the extent such distributions were made from current earnings and profits, they are considered ordinary income or long term capital gains. Distributions during the year may be made in excess of required distributions. This may restrict the Fund’s ability to pass through to shareholders all of its net realized long term capital gains as a Capital Gain Distribution, subject to the maximum federal income tax rate, and may cause such gains to be treated as ordinary income subject to a maximum federal income tax rate. That portion of a distribution that is paid-in capital (and is not sourced from net investment income or realized gains) should not be considered as the yield or total return on an investment in the Fund.

The tax character of distributions paid during the years ended December 31, 2016 and 2015 was as follows:

	Year Ended December 31, 2016	Year Ended December 31, 2015
	Common	Common
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$3,921,266	$3,623,632
Long term capital gain	7,077,225	7,510,804
Return of capital	1,016,101	1,625,757

Total distributions paid	$12,014,592	$12,760,193

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2016, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized depreciation on investments, swap contracts, and foreign currency translations	$(3,781,879)
Other temporary differences*	(54,667)

Total	$(3,836,546)

*	Other temporary differences are primarily due to adjustments on preferred share class distribution payables.

The GDL Fund

Notes to Financial Statements (Continued)

At December 31, 2016, the temporary differences between book basis and tax basis unrealized appreciation/depreciation were primarily due to deferral of losses from wash sales for tax purposes and investments no longer considered passive foreign investment companies.

The following summarizes the tax cost of investments and the related net unrealized appreciation/depreciation at December 31, 2016:

	Cost/ (Proceeds)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Investments	$401,713,367	$6,852,371	$(10,592,925)	$(3,740,554)
Securities sold short	(9,519,241)	383,996	(416,749)	(32,753)

		$7,236,367	$(11,009,674)	$(3,773,307)

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2016, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2016, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a base fee, computed weekly and paid monthly, equal on an annual basis to 0.50% of the value of the Fund’s average weekly managed assets. Managed assets consist of all of the assets of the Fund without deduction for borrowings, repurchase transactions, and other leveraging techniques, the liquidation value of any outstanding preferred shares, or other liabilities except for certain ordinary course expenses. In addition, the Fund may pay the Adviser an annual performance fee at a calendar year end if the Fund’s total return on its managed assets during the year exceeds the total return of the 3 Month U.S. Treasury Bill Index (the “T-Bill Index”) during the same period. For every four basis points that the Fund’s total return exceeds the T-Bill Index, the Fund will accrue weekly and pay annually a one basis point performance fee up to a maximum performance fee of 150 basis points. Under the performance fee arrangement, the annual rate of the total fees paid to the Adviser can range from 0.50% to 2.00% of the average weekly managed assets. For the year ended December 31, 2016, the Fund accrued a performance fee of $4,200,648 to the Adviser. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

During the year ended December 31, 2016, the Fund paid brokerage commissions on security trades of $296,170 to G.research, LLC, an affiliate of the Adviser.

During the year ended December 31, 2016, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $3,644.

The GDL Fund

Notes to Financial Statements (Continued)

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2016, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). For the year ended December 31, 2016, the Fund paid or accrued $120,656 in payroll expenses in the Statement of Operations.

There was a reduction in the advisory fee paid to the Adviser relating to certain portfolio holdings, i.e., unsupervised assets, of the Fund with respect to which the Adviser transferred dispositive and voting control to the Fund’s Proxy Voting Committee. During the year ended December 31, 2016, the Fund’s Proxy Voting Committee exercised control and discretion over all rights to vote or consent with respect to such securities, and the Adviser reduced its fee with respect to such securities by $6,494.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $9,000 plus $2,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman and the Lead Trustee each receives an annual fee of $2,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2016, other than short term securities and U.S. Government Obligations, aggregated $600,215,264 and $602,927,136, respectively. Purchases and sales of U.S. Government Obligations for the year ended December 31, 2016, aggregated $728,773,273 and $711,402,740, respectively.

5. Capital. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of the Fund’s common shares on the open market when its shares are trading at a discount of 7.5% or more (or such other percentage as the Board may determine from time to time) from the NAV per share. During the year ended December 31, 2016, the Fund repurchased and retired 1,273,240 shares in the open market at a cost of $12,562,913 and an average discount of approximately 16.56% from its NAV. During the year ended December 31, 2015, the Fund repurchased and retired 721,143 shares in the open market at a cost of $7,321,259 and an average discount of approximately 16.23% from its NAV.

The GDL Fund

Notes to Financial Statements (Continued)

Transactions in common shares of beneficial interest for the years ended December 31, 2016 and 2015 were as follows:

	Year Ended		Year Ended
	December 31, 2016		December 31, 2015
	Shares	Amount	Shares	Amount
Shares repurchased (includes transaction costs)	1,273,240	$12,562,913	721,143	$7,321,259

The Fund’s Declaration of Trust, as amended, authorizes the issuance of an unlimited number of shares of $0.001 par value Preferred Shares. The Preferred Shares are senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders.

The $50 Series B Preferred pay quarterly distributions in March, June, September, and December of each year. On January 23, 2015, the Board reset the annual dividend rate to 3.00% on the Series B Preferred for dividend periods through March 26, 2018, the mandatory call date. In 2015, prior to the interest rate reset for March 26, 100,616 Series B Preferred were put back to the Fund at the liquidation value of $5,030,800. At December 31, 2016, there were 2,624,025 Series B Preferred outstanding and accrued dividends amounted to $54,667.

Dividends on the Preferred Shares are cumulative. The Fund is required by the 1940 Act and by the Fund’s Statement of Preferences to meet certain asset coverage tests with respect to the Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series B Preferred at the redemption price of $50 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

The holders of Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Shares voting together as a single class also have the right currently to elect two Trustees and under certain circumstances are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred shares, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

The GDL Fund

Notes to Financial Statements (Continued)

6. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

7. Subsequent Events. Management has evaluated the impact on the Fund of subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The GDL Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

The GDL Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The GDL Fund (the “Fund”), as of December 31, 2016, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets attributable to common shareholders for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the Fund’s custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 28, 2017

The GDL Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The GDL Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[4]

INTERESTED TRUSTEES[3]:

Mario J. Gabelli, CFA Trustee and Chief Investment Officer Age: 74	Since 2006**	31	Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer–Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chairman of Associated Capital Group, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company);Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications); Director of RLJ Acquisition Inc. (blank check company) (2011-2012)

Edward T. Tokar Trustee Age: 69	Since 2006***	2	Former Senior Managing Director of Beacon Trust Company (trust services) (2005-2016); Chief Executive Officer of Allied Capital Management LLC (1977-2004); Vice President of Honeywell International Inc. (1977-2004)	Director of CH Energy Group (energy services) (2009-2013)

INDEPENDENT TRUSTEES[5]:

Anthony J. Colavita [6] Trustee Age: 81	Since 2006***	36	President of the law firm of Anthony J. Colavita, P.C.	—

James P. Conn [6] Trustee Age: 78	Since 2006*	22	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	—

Clarence A. Davis Trustee Age: 75	Since 2006*	3	Former Chief Executive Officer of Nestor, Inc. (2007-2009); Former Chief Operating Officer (2000- 2005) and Chief Financial Officer (1999-2000) of the American Institute of Certified Public Accountants	Director of Telephone & Data Systems, Inc. (telephone services); Director of Pennichuck Corp. (water supply) (2009-2012)

Arthur V. Ferrara Trustee Age: 86	Since 2006*	8	Former Chairman of the Board and Chief Executive Officer of The Guardian Life Insurance Company of America (1993 – 1995)	—

Michael J. Melarkey Trustee Age: 67	Since 2006**	9	Owner in Pioneer Crossing Casino Group; Of Counsel McDonald Carano Wilson LLP; Former Partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKenzie (1980-2015)	Director of Southwest Gas Corporation (natural gas utility)

Salvatore J. Zizza Trustee Age: 71	Since 2006***	30	President of Zizza & Associates Corp. (private holding company); Chairman of Harbor Diversified, Inc. (pharmaceuticals); Chairman of BAM (semiconductor and aerospace manufacturing); Chairman of Bergen Cove Realty Inc.; Chairman of Metropolitan Paper Recycling Inc. (recycling) (2005-2014)	Director and Vice Chairman of Trans- Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009-2012)

The GDL Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 65	Since 2006	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of registered investment companies within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2008; Director of Teton Advisors, Inc., 1998-2012; Chairman of Teton Advisors, Inc., 2008-2010

Andrea R. Mango Vice President and Secretary Age: 44	Since 2013	Vice President of GAMCO Investors, Inc. since 2016; Counsel of Gabelli Funds, LLC since 2013; Secretary of all registered investment companies within the Gabelli/GAMCO Fund Complex since 2013; Vice President of all closed-end funds within the Gabelli/GAMCO Fund Complex since 2014; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company, 2011-2013; Vice President and Counsel of Deutsche Bank, 2006-2011

Agnes Mullady Treasurer Age: 58	Since 2006	President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC since 2010; Chief Executive Officer of G.distributors, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Executive Vice President of Associated Capital Group, Inc. since November 2016; Officer of all of the registered investment companies within the Gabelli/GAMCO Fund Complex

Richard J. Walz Chief Compliance Officer Age: 57	Since 2013	Chief Compliance Officer of all of the registered investment companies within the Gabelli/ GAMCO Fund Complex since 2013; Chief Compliance Officer of AEGON USA Investment Management, 2011-2013; Chief Compliance Officer of Cutwater Asset Management, 2004- 2011

Carter W. Austin Vice President Age: 50	Since 2006	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2015 and Vice President (1996-2015) of Gabelli Funds, LLC

David I. Schachter Vice President Age: 63	Since 2006	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Fund Complex; Senior Vice President of GAMCO Investors, Inc. since 2015 and Vice President (1999-2015) of G.research, LLC

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

The Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

*	- Term expires at the Fund’s 2017 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
**	- Term expires at the Fund’s 2018 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
***	- Term expires at the Fund’s 2019 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” because of his affiliation with the Investment Adviser and with G.research, LLC, which was a principal underwriter for the Fund’s common shares and is expected to execute portfolio transactions for the Fund. Mr. Tokar is considered an “interested person” of the Fund as a result of a family member’s affiliation with the Adviser.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Trustees who are not interested persons are considered “Independent” Trustees.
[6]	Represents holders of the Fund’s Preferred Shares.

THE GDL FUND

INCOME TAX INFORMATION (Unaudited)

December 31, 2016

Cash Dividends and Distributions

	Payable Date	Record Date	Total Amount Paid Per Share (a)	Ordinary Investment Income (a)	Long Term Capital Gains (a)	Return of Capital (b)	Dividend Reinvestment Price
Common Shares
	03/23/16	03/16/16	$0.16000	$0.14650	—	$0.01350	$10.01040
	06/23/16	06/16/16	0.16000	0.14650	—	0.01350	9.94090
	09/23/16	09/16/16	0.16000	0.00550	$0.14100	0.01350	9.94410
	12/16/16	12/09/16	0.16000	0.00550	0.14100	0.01350	9.81560

			$0.64000	$0.30400	$0.28200	$0.05400
Series B Cumulative Preferred Shares
	03/28/16	03/21/16	$0.37500	$0.37500	—	—
	06/27/16	06/20/16	0.37500	0.37500	—	—
	09/26/16	09/19/16	0.37500	0.01960	$0.35540	—
	12/27/16	12/19/16	0.37500	0.01960	0.35540	—

			$1.50000	$0.78920	$0.71080	—

A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in the 2016 tax returns. Ordinary distributions include net investment income and realize net short term capital gains. Ordinary income is reported in box 1a of Form 1099-DIV. The long term gain distributions for the year ended December 31, 2016 were $7,077,225 or the maximum amount.

Corporate Dividends Received Deduction, Qualified Dividend Income, and U.S. Government Securities Income

The Fund paid to common shareholders ordinary income dividends of $0.304 per share in 2016. For the year ended December 31, 2016, 17.37% of the ordinary dividend qualified for the dividend received deduction available to corporations, and 24.43% of the ordinary income distribution was qualified dividend income, and 96.87% of ordinary income distribution was qualified interest income, and 100% of ordinary income distribution was qualified short term capital gain. The percentage of U.S. Government securities held as of December 31, 2016 was 37.9%.

Historical Distribution Summary

		Short Term	Long Term		Total	Adjustment
	Investment	Capital	Capital	Return of	Distributions	to Cost Basis
	Income (c)	Gains (c)	Gains	Capital (b)	(a)	(d)
Common Shares
2016	$0.01280	$0.29120	$0.28200	$0.05400	$0.64000	$0.05400
2015	0.09700	0.18040	0.28120	0.08140	0.64000	0.08140
2014	0.16930	0.22920	0.17540	0.22610	0.80000	0.22160
2013	–	0.17300	0.11540	0.99160	1.28000	0.99160
2012	–	0.08840	–	1.19160	1.28000	1.19160
2011	0.00667	0.39930	0.00102	0.87302	1.28000	0.87302
2010	–	0.02364	–	1.25636	1.28000	1.25636
2009	–	–	–	1.28000	1.28000	1.28000
2008	0.25080	0.42760	–	0.92160	1.60000	0.92160
2007	0.29820	0.90180	–	–	1.20000	–
Series B Cumulative Preferred Shares
2016	$0.03340	$0.75580	$0.71080	–	$1.50000	–
2015	0.26220	0.48780	0.75000	–	1.50000	–
2014	0.49980	0.67680	0.32340	–	1.50000	–
2013	—	1.36280	0.13720	–	1.50000	–
2012	—	2.00000	—	–	2.00000	–
2011	0.03992	2.39135	0.00900	–	2.44028	–

(a)	Total amounts may differ due to rounding.
(b)	Non-taxable.
(c)	Taxable as ordinary income for Federal tax purposes.
(d)	Decrease in cost basis.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

The GDL Fund

Annual Approval of Continuance of Investment Advisory Agreement (Unaudited)

During the six months ended December 31, 2016, the Board of Trustees of the Trust approved the continuation of the investment advisory agreement with the Adviser for the Trust on the basis of the recommendation by the trustees (the “Independent Board Members”) who are not “interested persons” of the Trust. The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

1. Nature, Extent, and Quality of Services. The Independent Board Members considered information regarding the portfolio manager, the depth of the analyst pool available to the Adviser, the scope of services provided by the Adviser, and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the portfolio manager in the merger arbitrage area.

2. Investment Performance of the Fund and Adviser. The Independent Board Members noted that the Fund has been consistently outperforming the three month Treasury Index by more than 3% over the one, three, and five year periods, which is the fulcrum point for the Adviser to either earn incentive compensation or give up a portion of its compensation. The Independent Board Members also reviewed information regarding the investment performance of the Fund over one, three, and five year periods in comparison with a group of event driven funds, primarily open-end, and noted that there were no closely comparable closed-end funds. The Fund’s performance over these periods was above average in comparison with the other arbitrage funds in the group.

3. Profitability. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser and also noted that the fulcrum fee was designed so that the Adviser would likely experience higher than average profitability if the Fund substantially outperformed the T-Bill Index and that the performance to date has resulted in fee rates that have varied from the lowest fee under the formula to the highest.

4. Economies of Scale. The Independent Board Members noted that meaningful economies of scale could not occur in the absence of secondary offerings.

5. Sharing of Economies of Scale. The Independent Board Members noted that the investment management fee for the Fund did not take into account any potential economies of scale that might develop.

6. Service and Cost Comparisons. The Independent Board Members reviewed the Fund’s expense ratios and found them to be above average within the closed-end peer group. The Independent Board Members were presented with, but did not consider to be material to their decision, various information comparing the advisory fee with the fee for other types of accounts managed by the Adviser.

Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services, good ancillary services, and satisfactory performance. The Independent Board Members determined that the reference index chosen for the fulcrum fee structure was appropriate inasmuch as arbitrage performance is often measured against risk free returns, that the rate of profit sharing built into the formula was fair, that the maximum fee was not unreasonable (particularly in light of the requirement that the higher returns necessary for higher fee levels must be earned net of the higher fees) and that the one year measuring period was sufficient and consistent with the short term nature of the Fund’s investment program. The Independent Board Members concluded that the profitability of the Fund to the Adviser was reasonable in view of the performance necessary to achieve any particular level of profitability and that potential economies of scale and potential additional profit to the Adviser and its affiliates from portfolio execution services were not a significant factor in

The GDL Fund

Annual Approval of Continuance of Investment Advisory Agreement (Unaudited) (Continued)

their thinking. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend approval of the Advisory Agreement to the full Board of Trustees.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was fair and reasonable with respect to the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of the Fund’s Advisory Agreement. The Board Members based their decision on evaluations of all these factors as a whole and did not consider any one factor as all important or controlling.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Enrollment in the Plan

It is the policy of The GDL Fund to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit common shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their share certificates to American Stock Transfer (“AST”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distributions in cash must submit this request in writing to:

The GDL Fund

c/o American Stock Transfer

6201 15th Avenue

Brooklyn, NY 11219

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan, may contact AST at (888) 422-3262.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name your distributions will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of common shares distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued common shares valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common shares. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE Amex trading day, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive common shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, AST will buy common shares in the open market, or on the NYSE Amex, or elsewhere, for the participants’ accounts, except that AST will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common shares exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to AST for investments in the Fund’s common shares at the then current market price. Shareholders may send an amount from $250 to $10,000. AST will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. AST will charge each shareholder who participates a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to American Stock Transfer, 6201 15th Avenue, Brooklyn, NY 11219 such that AST receives such payments approximately 10 days before the investment date. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by AST at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at AST must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $1.00 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by AST on at least 90 days written notice to participants in the Plan.

THE GDL FUND

AND YOUR PERSONAL PRIVACY

Who are we?

The GDL Fund is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a Fund shareholder?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●	Information about your transactions with us. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

THE GDL FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Ryan N. Kahn, CFA, is an analyst dedicated to the Gabelli merger arbitrage portfolios, specifically to our U.S. open and closed-end funds. He joined the team in 2013 after working as a generalist in the research department. Mr. Kahn earned a Bachelor of Science in Business Management from Babson College.

Gian Maria Magrini, CFA, is an analyst dedicated to the Gabelli merger arbitrage portfolios, specifically to our U.S. open and closed-end funds. He joined the team in 2013 after serving various roles in the Firm’s operations and research departments. Mr. Magrini earned a B.S. in Finance from Fordham University.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGDLX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its common shares in the open market when the Fund’s shares are trading at a discount of 7.5% or more from the net asset value of the shares. The Fund may also from time to time purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GDL FUND

One Corporate Center

Rye, NY 10580-1422

t  800-GABELLI (800-422-3554)

f  914-921-5118

e  info@gabelli.com

    GABELLI.COM

TRUSTEES

Mario J. Gabelli, CFA

Chairman &

Chief Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance

Holdings Ltd.

Clarence A. Davis

Former Chief Executive Officer,

Nestor, Inc.

Arthur V. Ferrara

Former Chairman &

Chief Executive Officer,

Guardian Life Insurance

Company of America

Michael J. Melarkey

Of Counsel,

McDonald Carano Wilson LLP

Edward T. Tokar

Former Senior Managing Director,

Beacon Trust Company

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

Andrea R. Mango

Secretary & Vice President

Agnes Mullady

Treasurer

Richard J. Walz

Chief Compliance Officer

Carter W. Austin

Vice President

David I. Schachter

Vice President

INVESTMENT ADVISER

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

CUSTODIAN

The Bank of New York Mellon

COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

TRANSFER AGENT AND REGISTRAR

American Stock Transfer and

Trust Company

GDL Q4/2016

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Directors has determined that Michael J. Melarkey is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $23,400 for 2015 and $24,100 for 2016.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2015 and $0 for 2016.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,600 for 2015 and $3,700 for 2016. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $2,024 for 2015 and $3,086 for 2016. The fees relate to Passive Foreign Investment Company identification database subscription fees billed on an annual basis.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent auditors’ engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) 100%

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $37,638 for 2015 and $35,321 for 2016.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

The registrant has a separately designated audit committee consisting of the following members: Anthony J. Colavita, Clarence A. Davis, Michael J. Melarkey, Salvatore J. Zizza.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

SECTION HH

The Voting of Proxies on Behalf of Clients

Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.	Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

Meetings are held on an as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Services Inc. (“ISS”), Glass Lewis & Co., LLC (“Glass Lewis”) other third-party services and the analysts of G.research, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

Revised – June 1, 2016

INTERNAL USE ONLY

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of ISS, Glass Lewis, or other third party services and the analysts of G.research, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, Glass Lewis, other third-party services and the analysts of G.research, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the

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Chief Investment Officer and any recommendations by G.research, Inc. analysts. The Chief Investment Officer or the G.research, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of the Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. The Advisers subscribe to ISS and Glass Lewis which supply current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.	Social Issues and Other Client Guidelines

If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers may abstain with respect to those shares.

Specific to the Gabelli ESG Fund, the Proxy Voting Committee will rely on the advice of the portfolio managers of the Gabelli ESG Fund to provide voting recommendations on the securities held in the portfolio.

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III.	Client Retention of Voting Rights

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

- Operations

- Proxy Department

- Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.

IV.	Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share-blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depository. During the period in which the shares are held with a depository, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian. Absent a compelling reason to the contrary, the Advisers believe that the benefit to the client of exercising the vote is outweighed by the cost of voting and therefore, the Advisers will not typically vote the securities of non-U.S. issuers that require share-blocking.

In addition, voting proxies of issuers in non-US markets may also give rise to a number of administrative issues to prevent the Advisers from voting such proxies. For example, the Advisers may receive the notices for shareholder meetings without adequate time to consider the proposals in the proxy or after the cut-off date for voting. In these cases the Advisers will look to Glass Lewis or other third party service for recommendations on how to vote. Other markets require the Advisers to provide local agents with power of attorney prior to implementing their respective voting instructions on the proxy. Although it is the Advisers’ policies to vote the proxies for its clients for which they have proxy voting authority, in the case of issuers in non-US markets, we vote client proxies on a best efforts basis.

V.	Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how they voted a client’s proxy upon request from the client.

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The complete voting records for each registered investment company (the “Fund”) that is managed by the Advisers will be filed on Form N-PX for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to Gabelli Funds, LLC at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Advisers’ proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

VI.	Voting Procedures

1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

●

Shareholder Vote Instruction Forms (“VIFs”) - Issued by Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge is an outside service contracted by the various institutions to issue proxy materials.

●	Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system, electronically or manually, according to security.

3. Upon receipt of instructions from the proxy committee, the votes are cast and recorded for each account.

Records have been maintained on the ProxyEdge system.

ProxyEdge records include:

Security Name and Cusip Number

Date and Type of Meeting (Annual, Special, Contest)

Client Name

Adviser or Fund Account Number

Directors’ Recommendation

How the Adviser voted for the client on item

4. VIFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

5. If a proxy card or VIF is received too late to be voted in the conventional matter, every attempt is made to vote including:

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●	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed or sent electronically.
●	In some circumstances VIFs can be faxed or sent electronically to Broadridge up until the time of the meeting.

6. In the case of a proxy contest, records are maintained for each opposing entity.

7. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

●	Banks and brokerage firms using the services at Broadridge:

Broadridge is notified that we wish to vote in person. Broadridge issues individual legal proxies and sends them back via email or overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

●	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b) The legal proxies are given to the person attending the meeting along with the limited power of attorney.

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Appendix A

Proxy Guidelines

PROXY VOTING GUIDELINES

General Policy Statement

It is the policy of GAMCO Investors, Inc, and its affiliated advisers (collectively “the Advisers”) to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

Board of Directors

We do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

●	Historical responsiveness to shareholders

This may include such areas as:

-Paying greenmail

-Failure to adopt shareholder resolutions receiving a majority of shareholder votes

●	Qualifications
●	Nominating committee in place
●	Number of outside directors on the board
●	Attendance at meetings
●	Overall performance

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Selection of Auditors

In general, we support the Board of Directors’ recommendation for auditors.

Blank Check Preferred Stock

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

Classified Board

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

Increase Authorized Common Stock

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

●	Future use of additional shares

-Stock split

-Stock option or other executive compensation plan

-Finance growth of company/strengthen balance sheet

-Aid in restructuring

-Improve credit rating

-Implement a poison pill or other takeover defense

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●	Amount of stock currently authorized but not yet issued or reserved for stock option plans
●	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

Confidential Ballot

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

Cumulative Voting

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

Director Liability and Indemnification

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

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Equal Access to the Proxy

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

Fair Price Provisions

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Anti-Greenmail Proposals

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

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Limit Shareholders’ Rights to Call Special Meetings

We support the right of shareholders to call a special meeting.

Reviewed on a case-by-case basis.

Consideration of Nonfinancial Effects of a Merger

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

Mergers, Buyouts, Spin-Offs, Restructurings

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

Military Issues

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Northern Ireland

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Opt Out of State Anti-Takeover Law

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

●	State of Incorporation
●	Management history of responsiveness to shareholders
●	Other mitigating factors

Poison Pill

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

Reincorporation

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

Stock Incentive Plans

Director and Employee Stock incentive plans are an excellent way to attract, hold and motivate directors and employees. However, each incentive plan must be evaluated on its own merits, taking into consideration the following:

●	Dilution of voting power or earnings per share by more than 10%.
●	Kind of stock to be awarded, to whom, when and how much.
●	Method of payment.
●	Amount of stock already authorized but not yet issued under existing stock plans.
●	The successful steps taken by management to maximize shareholder value.

Supermajority Vote Requirements

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

Reviewed on a case-by-case basis.

Limit Shareholders Right to Act by Written Consent

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

“Say-on-Pay” / “Say-When-on-Pay” / “Say-on-Golden-Parachutes”

Required under the Dodd-Frank Act; these proposals are non-binding advisory votes on executive compensation. We will generally vote with the Board of Directors’ recommendation(s) on advisory votes on executive compensation (“Say-on-Pay”), advisory votes on the frequency of voting on executive compensation (“Say-When-on-Pay”) and advisory votes relating to extraordinary transaction executive compensation (“Say-on-Golden-Parachutes”). In those instances when we believe that it is in our clients’ best interest, we may abstain or vote against executive compensation and/or the frequency of votes on executive compensation and/or extraordinary transaction executive compensation advisory votes.

Proxy Access

We generally believe that proxy access is a useful tool to promote board accountability by requiring that a company’s proxy materials contain not only the names of management nominees, but also any candidates nominated by long-term shareholders holding at least a certain stake in the company. We will review proposals regarding proxy access on a case by case basis taking into account the provisions of the proposal, the company’s current governance structure, the successful steps taken by management to maximize shareholder value, as well as other applicable factors.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGER

Mario J. Gabelli, CFA, is Chairman and Chief Executive Officer of GAMCO Investors, Inc. and Executive Chairman of Associated Capital Group, Inc., and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by Mario J. Gabelli and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts as of December 31, 2016. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
1. Mario J. Gabelli	Registered Investment Companies:	26	22.2B	6	5.1B
	Other Pooled Investment Vehicles:	29	1.2B	18	1.1B
	Other Accounts:	1,559	15.2B	13	1.3B

POTENTIAL CONFLICTS OF INTEREST

As reflected above, Mr. Gabelli manages accounts in addition to the Fund. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. As indicated above, Mr. Gabelli manages multiple accounts. As a result, he will not be able to devote all of his time to management of the Fund. Mr. Gabelli, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he were to devote all of his attention to the management of only the Fund.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. As indicated above, Mr. Gabelli manages managed accounts with investment strategies and/or policies that are similar to the Fund. In these cases, if the he identifies an investment opportunity that may be suitable for multiple accounts, a Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, and their affiliates. In addition, in the event Mr. Gabelli determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

SELECTION OF BROKER/DEALERS. Because of Mr. Gabelli’s indirect majority ownership interest in G.research, LLC, he may have an incentive to use G.research to execute portfolio transactions for a Fund.

PURSUIT OF DIFFERING STRATEGIES. At times, Mr. Gabelli may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, he may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to Mr. Gabelli differ among the accounts that he manages. If the structure of the Adviser’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. The Portfolio Manager also may be motivated to favor accounts in which he has an investment interest, or in which the Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if Mr. Gabelli manages accounts which have performance fee arrangements, certain portions of his compensation will depend on the achievement of performance milestones on those accounts. Mr. Gabelli could be incented to afford preferential treatment to those accounts and thereby by subject to a potential conflict of interest.

The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Fund. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to this Fund. Five closed-end registered investment companies managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. This Fund managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.

OWNERSHIP OF SHARES IN THE FUND

Mario J. Gabelli owned over $1,000,000 of shares of the Fund as of December 31, 2016.

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 07/01/16 through 07/31/16	Common – 125,472 Preferred Series B – N/A	Common – $9.9652 Preferred Series B – N/A	Common – 125,472 Preferred Series B – N/A	Common – 18,922,481 – 125,472 = 18,797,009 Preferred Series B – 2,624,025
Month #2 08/01/16 through 08/31/16	Common – 135,224 Preferred Series B – N/A	Common –$9.9595 Preferred Series B – N/A	Common – 135,224 Preferred Series B – N/A	Common – 18,797,009 – 135,224 = 18,661,785 Preferred Series B – 2,624,025
Month #3 09/01/16 through 09/30/16	Common – 127,736 Preferred Series B – N/A	Common – $9.9343 Preferred Series B – N/A	Common – 127,736 Preferred Series B – N/A	Common –18,661,785 – 127,736 = 18,534,049 Preferred Series B – 2,624,025
Month #4 10/01/16 through 10/31/16	Common – 103,025 Preferred Series B – N/A	Common – $9.8196 Preferred Series B – N/A	Common – 103,025 Preferred Series B – N/A	Common –18,534,049 – 103,025 = 18,431,024 Preferred Series B – 2,624,025
Month #5 11/01/16 through 11/30/16	Common – 56,352 Preferred Series B – N/A	Common – $10.0194 Preferred Series B – N/A	Common – 56,352 Preferred Series B – N/A	Common – 18,431,024 – 56,352 = 18,374,672 Preferred Series B – 2,624,025
Month #6 12/01/16 through 12/31/16	Common – 125,920 Preferred Series B – N/A	Common – $9.7868 Preferred Series B – N/A	Common – 125,920 Preferred Series B – N/A	Common – 18,374,672 - 125,920 = 18,248,752 Preferred Series B – 2,624,025
Total	Common – 673,729 Preferred Series B – N/A	Common – $9.8699 Preferred Series B – N/A	Common – 673,729 Preferred Series B – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.

The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.

The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 7.5% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $50.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.

d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The GDL Fund

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/09/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/09/2017

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date 3/09/2017

* Print the name and title of each signing officer under his or her signature.